                              AMENDMENT NO. 3 TO
                  THIRD AMENDED AND RESTATED CREDIT AGREEMENT

          THIS AMENDMENT NO. 3 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment No. 3") is made as of the 13th day of February, 1998 by and among HOME HEALTH CORPORATION OF DELAWARE, INC., a Delaware corporation ("Borrower"); CORESTATES BANK, N.A., a national banking association ("CoreStates") and the other banks identified on the signature pages hereto (each individually a "Bank" and individually and collectively, "Banks"); and CoreStates as agent for the Banks ("Agent").

                                  WITNESSETH:
                                  ----------

          WHEREAS, Borrower, Banks and Agent are parties to that certain Third Amended and Restated Credit Agreement dated March 13, 1997, as amended (as amended from time to time, including by this Amendment No. 3, the "Credit Agreement"); and

          WHEREAS, Home Health Corporation of America, Inc. ("Parent") and certain of its subsidiaries other than Borrower have executed (or joined in) that certain Amended and Restated Guaranty dated March 13, 1997 (as amended from time to time, the "Guaranty") in favor of Banks in connection with the Credit Agreement; and

          WHEREAS, Borrower has requested, and the Banks have agreed to, subject to the terms and conditions hereof, certain amendments and waivers under the Credit Agreement as set forth herein.

          NOW, THEREFORE, in consideration of the premises and the agreements herein set forth and intending to be legally bound hereby, the parties hereto agree as follows:

          1.   Definitions
               -----------

          a.        General Rule.  Unless otherwise defined herein, terms used
                    ------------
herein which are defined in the Credit Agreement shall have the meanings assigned to them in the Credit Agreement.

          b.        Additional Definition.  The following definition is hereby
                    ---------------------
added to Section 1 of the Credit Agreement to read in its entirety as follows:

          "Amendment No. 3" shall mean the Amendment No. 3 to Credit Agreement
           ---------------
     by and among Borrower, Agent and Banks.

          c.        Amended Definition.  The following definition set forth in
                    ------------------
Section 1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

          "EBITDA" means, for any period, the sum of  net income for such period
           ------
     as defined in accordance with GAAP, plus (i) interest paid in cash, (ii) original issue discount paid in cash, (iii) taxes, (iv) depreciation and amortization, (v) charges related to extinguishment of debt, (vi) write-off of expenses associated with the registration statement filed in November 1996 (not to exceed $300,000), (vii) charges associated with Permitted

     Acquisitions accounted for as a pooling of interests for such period,
     (viii) for any calculation thereof which includes the fiscal quarter ended June 30, 1997, the amount of non-recurring charges taken during that quarter and deducted in calculating net income (i.e., a $3.0 million charge to reflect an increase in bad debt reserves and a $1.1 million restructuring charge) and (ix) for any calculation thereof which includes the fiscal quarter ended December 31, 1997, the write-off of goodwill and the non-recurring restructuring and merger charges taken during that quarter as reflected in the 10-Q for the Parent, in each case as defined in accordance with GAAP and to the extent each has been deducted in determining net income.

          2.   Amendment to Definition of Applicable Margin. Notwithstanding the
               --------------------------------------------
definition of Applicable Margin set forth in Paragraph 2.6 of the Credit Agreement, the Applicable Margin with respect to Libor Portions shall be 2.75% and the Applicable Margin with respect to Base Rate Portions shall be 1.25%; provided however, that if the ratio of Funded Debt to Adjusted EBITDA for Parent and its consolidated Subsidiaries is less than or equal to 3.00 to 1 as of March 31, 1998 or is less than or equal to 2.75 to 1 as of June 30, 1998 or thereafter, then effective on the day following delivery of the applicable Compliance Certificate the Applicable Margin shall be calculated as set forth in the Credit Agreement without regard to this Paragraph 2.

          3.   Amendment to Paragraph 5.15 (Maximum Funded Debt to Adjusted
               ------------------------------------------------------------
EBITDA Ratio).  Paragraph 5.15 of the Credit Agreement is hereby amended and
-------------
restated to read in its entirety as follows:

          5.15 Maximum Funded Debt to Adjusted EBITDA Ratio.  Maintain as of the
               --------------------------------------------
     end of each fiscal quarter during the periods set forth in the left hand column below a ratio of (i) Funded Debt of Parent and its consolidated Subsidiaries to (ii) Adjusted EBITDA, of not greater than the ratio set forth in the right hand column below:

          Period                                        Ratio
          ------                                        -----

          Date of the Credit Agreement
            through 9/30/97                             3.25 to 1
          10/1/97 through 3/31/98                       4.75 to 1
          4/1/98 through 6/30/98                        4.50 to 1
          7/1/98 through 12/31/98                       2.75 to 1
          1/1/99 and thereafter                         2.50 to 1

          4.  Amendment to Paragraph 5.17 (Maximum Leverage Ratio).  Paragraph
              ---------------------------------------------------
     5.17 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

          5.17 Maximum Leverage Ratio.  Maintain as of the end of each fiscal
               ----------------------
    quarter during the periods set forth in the left hand column below a ratio of consolidated Funded Debt to consolidated Total Capitalization of not greater than the ratio set forth in the right hand column below:


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               Period                                   Ratio
               ------                                   -----

               Date of the Credit Agreement
                 through 9/30/97                        0.65 to 1
               10/1/97 through 6/30/98                  0.80 to 1
               7/1/98 through 3/31/99                   0.55 to 1
               4/1/99 and thereafter                    0.50 to 1

          5.   Additional Reporting.  In addition to any other information and
               --------------------
reports required pursuant to the Credit Agreement, the Companies shall furnish to Agent, on a monthly basis within twenty-five (25) days after the end of each month a monthly visit trend report, profit and loss statement, cash collection report, and accounts receivable aging, each in form and substance satisfactory to Agent.

          6.   Waivers; Restrictions on Advances.
               ---------------------------------

          a.        Banks hereby waive the defaults by Borrower under Paragraph
5.15 (Maximum Funded Debt to Adjusted EBITDA Ratio) and Paragraph 5.17 (Maximum Leverage Ratio) as in effect prior to the date hereof; provided, that nothing herein shall be construed as a waiver of any defaults under Paragraph 5.15 or Paragraph 5.17, as amended hereby, or any other provisions of the Credit Agreement.

          b. Banks hereby waive the requirements of Paragraph 5.5(b) (relating to establishment and maintenance of reserves with respect to receivables, and write-off of receivables) as of December 31, 1997 and through June 30, 1998, provided, that nothing herein shall be construed as a waiver of any default under such paragraph as of any date prior to December 31, 1997 or after June 30, 1998, or any other provisions of the Credit Agreement. Borrower shall submit a revised policy with respect to reserves and write-offs not later than April 30, 1998. Banks shall be permitted to engage a third party to review and audit such policy and the Companies compliance therewith at the expense of Borrower. Such policy shall not replace the policy as in effect as of the date of the Credit Agreement for purposes of Paragraph 5.5(b) of the Credit Agreement unless and until Required Banks have agreed thereto in writing in their sole discretion.

          c.        Unless and until Borrower is in compliance with Paragraph
5.15 and 5.17 of the Credit Agreement as in effect prior to this Amendment No. 3, (i) no Advance shall be made under the Acquisition Commitment, and (ii) Borrower may not make any adjustment in the commitment amounts under Paragraph 2.1(e), except that Borrower may make one such adjustment from the Acquisition Commitment to the Revolving Commitment in an amount not to exceed $8,000,000.

          7.   Amendment Fee.  Borrower shall pay to each Bank that executes
               -------------
this Amendment No. 3 an amendment fee in the amount of 15 basis points on such Bank's Maximum Principal Amount.

          8.   Representations and Warranties.  Borrower and Guarantors hereby
               ------------------------------
represent and warrant to Banks as follows:

          a.        Representations.  The representations and warranties set
                    ---------------
forth in Section Three of the Credit Agreement (other than those made only as of a specific date) are true and correct in all material respects as of the date hereof; no Event of Default or Default under the Credit Agreement is in existence except as expressly waived pursuant to Paragraph 6 hereof; and there has been no event or circumstance since March 13, 1997, which has caused or is reasonably likely to cause a Material Adverse Effect.

          b.        Power and Authority; Enforceability.  Borrower has the power
                    -----------------------------------
and authority under the laws of its state of incorporation and its certificate of incorporation and bylaws to enter into and perform, to the extent applicable to it, this Amendment No. 3; and all actions necessary or appropriate for the execution and performance by Borrower of this Amendment No. 3 have been taken and upon their execution, the same will constitute the legal, valid and binding obligations of Borrower, enforceable in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency and other similar laws affecting the rights of creditors generally.

          c.        No Violation of Laws or Agreements.  The making and
                    ----------------------------------
performance of this Amendment No. 3 and actions required of Borrower hereunder will not violate any provisions of any federal, state or local law or regulation, or result in any breach or violation of, or constitute a default under, any agreement by which Borrower or its property may be bound.

          9.   Conditions to Effectiveness of Amendment.  This Amendment No. 3
               ----------------------------------------
shall be effective upon Agent's receipt of the following documents and satisfaction of the following conditions, each in form satisfactory to Banks:

               a.   Amendment No. 3.  This Amendment No. 3, duly executed by
                    ---------------
Borrower, Guarantors, Banks and Agent.

               b.   Other Documents.  Such additional documents as Agent shall
                    ---------------
reasonably request.

          10.  Affirmation.  Borrower and Guarantors hereby affirm all of the
               -----------
provisions of the Credit Agreement, as amended (including by this Amendment No.
3) and the other Loan Documents and agree that the terms and conditions of the Credit Agreement as amended (including by this Amendment No. 3) and the other Loan Documents shall continue in full force and effect as supplemented and amended hereby.

          11.  Miscellaneous.
               -------------

          a. This Amendment No. 3 shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

          b. Borrower agrees to reimburse Agent for all reasonable costs and expenses (including but not limited to, reasonable attorneys' fees and reasonable disbursements) which Agent may pay or incur in connection with the preparation of this Amendment No. 3 and the preparation or review of other documents executed or delivered in connection herewith.

          c. All terms and provisions of this Amendment No. 3 shall be for the benefit of and be binding upon and enforceable by the respective successors and assigns of the parties hereto.

          d. This Amendment No. 3 may be executed in any number of counterparts with the same effect as if all the signatures on such counterparts appeared on one document and each such counterpart shall be deemed an original.

          e. Except as expressly set forth in Paragraph 6 above, the execution, delivery and performance of this Amendment No. 3 shall not effect a waiver of any right, power or remedy of Agent or Banks under applicable law or under the Credit Agreement and the agreements and documents executed in connection therewith or constitute a waiver of any provision thereof.

          IN WITNESS WHEREOF, the undersigned by their duly authorized officers, have executed this Amendment No. 3, effective as of the day and year first written above.

                                 HOME HEALTH CORPORATION OF
Attest:                              DELAWARE, INC.

By:_______________________       By:_____________________________
   Name:                             Name:  Bruce Feldman
   Title:                            Title: President


                                 CORESTATES BANK, N.A., for itself and as Agent


                                 By:_____________________________
                                 Name:
                                 Title:

                                 FIRST UNION NATIONAL BANK


                                 By:_____________________________
                                 Name:
                                 Title:



                             [EXECUTIONS CONTINUED]

                                 PNC BANK, NATIONAL ASSOCIATION


                                 By:_____________________________
                                 Name:
                                 Title:


                                 SUNTRUST BANK, CENTRAL FLORIDA,
                                 N.A.


                                 By: ____________________________
                                 Name:
                                 Title:

                                 TORONTO DOMINION (NEW YORK), INC.


                                 By:____________________________
                                 Name:
                                 Title:


                                 FLEET NATIONAL BANK


                                 By:-___________________________
                                 Name:
                                 Title:

        The undersigned Guarantors hereby acknowledge and agree to the foregoing Amendment No. 3, affirm the representations set forth in Paragraph 7 thereof, and agree that the Guaranty continues in full force and effect and guarantees all obligations under the Credit Agreement, as amended thereby:

HOME HEALTH CORPORATION OF                  HOME HEALTH CORPORATION OF
 AMERICA, INC.                               AMERICA, INC. - TAMPA NURSING
PENNSYLVANIA HOME HEALTH                    PENNSYLVANIA HOME HEALTH
SERVICES/PHILADELPHIA, INC.                  SERVICES/SUBURBAN, INC.
PENNSYLVANIA HOME HEALTH                    HHCA, INC. - DELAWARE
 SERVICES/NORTHEAST, INC.                   HHCA - SERVICE CO.
PENNSYLVANIA HOME CARE, INC.                HOME HEALTH CORPORATION OF
HOME CARE MEDICAL SUPPLY AND                 AMERICA, INC. - EASTERN SHORE
 EQUIPMENT, INC.                            HOME HEALTH SYSTEMS, INC.
NUTRITIONAL HOME HEALTH                     HHCA TEXAS HOLDINGS, INC.
 SERVICES, INC.                             HHCA TEXAS GP, INC.
ALL CARE HEALTH SERVICES, INC.              HHCA TEXAS HEALTH SERVICES,
ALL-CARE HOME HEALTH                         L.P., by HHCA TEXAS GP, INC.,
 SERVICES, INC.                              its general partner
HOME HEALTH CORPORATION OF                  HHCA TEXAS INFUSION SERVICES,
 AMERICA, INC./FT. PIERCE HOME               L.P., by HHCA TEXAS GP, INC.,
 HEALTH SERVICES                             its general partner
HHCD, INC.                                  HHCA TEXAS PRIVATE NURSING
HHCDME, INC.                                 SERVICES, L.P., by HHCA TEXAS GP,
PROFESSIONAL HOME HEALTH                     INC., its general partner
 SERVICES, INC.                             HHCA TEXAS MEDICAL EQUIPMENT,
HOME HEALTH CORPORATION OF                   L.P., by HHCA TEXAS GP, INC.,
 AMERICA, INC.-TAMPA                         its general partner
HOME HEALTH CORPORATION OF                  R.S.D. MANAGEMENT, INC.
 AMERICA, INC.-TAMPA                        NURSING SERVICES HOME CARE,
 DIAGNOSTIC SERVICES                         INC.
HOME HEALTH CORPORATION OF                  NURSING SERVICES HOME CARE,
 AMERICA, INC. - PINELLAS                    LTD.
HOME HEALTH CORPORATION OF                  NURSING SERVICES STAFFING OF
 AMERICA, INC.- ST. PETERSBURG               N.H., INC.
(continued in next column)                  NURSING SERVICES, INC.
                                               NAHATAN DRUG, INC.

By:_______________________                  By:___________________________
   Name:                                       Name: Bruce Feldman
   Title:                                      Title:  President